                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1999 between the Company and U S Bank Trust National Association, as Trustee of Home Equity Loan Trust 1999-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of November, 1999.

                                             CONSECO FINANCE CORP.




                                             BY: /s/Phyllis A. Knight
                                                 --------------------
                                                 Phyllis A. Knight
                                                 Senior Vice President and
                                                 Treasurer

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER




The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1999 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 1999-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1999 to October 31, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of November, 1999.

                                                 CONSECO FINANCE CORP.




                                                 BY: /s/Phyllis A. Knight
                                                     --------------------
                                                     Phyllis A. Knight
                                                     Senior Vice President and
                                                     Treasurer

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-D
                                               MONTHLY REPORT       OCTOBER 1999

                                           Distribution Date:      11/15/99
                                                             -------------------
                                                    CUSIP#     393505 2Y7 2Z4
                                                             -------------------
                                                                 3A8 3B6 3C4
                                                             -------------------
                                                                 3D2 3E0 3F7
                                                             -------------------
                                                                 3G5 3H3 3J9
                                                             -------------------
                                               Trust Account:     3337701-0
                                                             -------------------

 1.   Amount Available (including Monthly Servicing Fee)                     $  11,716,685.44
                                                                              ---------------

 2.   Formula Principal Distribution Amount:

      (a)  Scheduled Principal                             $    583,092.29
                                                            --------------
      (b)  Principal Prepayments                              6,284,423.36
                                                            --------------
      (c)  Liquidated Loans                                           0.00
                                                            --------------
      (d)  Repurchases                                           39,017.41
                                                            --------------
      (e)  Previously undistributed (a)-(d) amounts                   0.00
                                                            --------------
      (f)  Pre-Funded Fixed Rate Amount, if any
             (Post-Funding Payment Date)                              0.00
                                                            --------------

                                 Total Principal                             $   6,906,533.06
                                                                              ---------------

 3.   Senior Percentage                                                                  100%
                                                                              ---------------

 4.   Class B Percentage                                                                   0%
                                                                              ---------------

 5.   Class A-7 IO Notional Principal Amount                                 $  50,000,000.00
                                                                              ---------------

Class A Certificates
--------------------

       Interest

 6.   Aggregate Current Interest
      (a)   Class A-1 Pass-through Rate                              6.29%
                                                                     -----
      (b)   Class A-1 Interest                                               $     817,447.84
                                                                              ---------------
      (c)   Class A-2 Pass-through Rate                              7.05%
                                                                     -----
      (d)   Class A-2 Interest                                               $     528,750.00
                                                                              ---------------
      (e)   Class A-3 Pass-through Rate                              7.30%
                                                                     -----
      (f)   Class A-3 Interest                                               $     340,666.67
                                                                              ---------------
      (g)   Class A-4 Pass-through Rate                              7.56%
                                                                     -----
      (h)   Class A-4 Interest                                               $     201,600.00
                                                                              ---------------
      (I)   Class A-5 Pass-through Rate                              7.88%
                                                                     -----
      (j)   Class A-5 Interest                                               $     236,400.00
                                                                              ---------------
      (k)   Class A-6 Pass-through Rate                              7.61%
                                                                     -----
      (l)   Class A-6 Interest                                               $     221,958.33
                                                                              ---------------
      (m)   Class A-7 IO Pass-through Rate                           6.50%
                                                                     -----
      (n)   Class A-7 IO Interest                                            $     270,833.33
                                                                              ---------------

 7.   Amount applied to Unpaid Class A Interest Shortfall                    $           0.00
                                                                              ---------------

 8.   Remaining Unpaid Class A Interest Shortfall                            $           0.00
                                                                              ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-D
                                               MONTHLY REPORT       OCTOBER 1999
                                                     PAGE 2
                                          Distribution Date:      11/15/99
                                                            -------------------
                                                   CUSIP#     393505 2Y7 2Z4
                                                            -------------------
                                                                3A8 3B6 3C4
                                                            -------------------
                                                                3D2 3E0 3F7
                                                            -------------------
                                                                3G5 3H3 3J9
                                                            -------------------
                                              Trust Account:     3337701-0
                                                            -------------------

Class M-1 Certificates
----------------------

 9.   Amount Available less all preceding distributions                      $   9,099,029.27
                                                                              ---------------

    Interest on Class M-1 Adjusted Principal Balance

10.   Class M-1 Adjusted Principal Balance                                   $  28,000,000.00
                                                                              ---------------

11.   Current Interest
      (a)  Class M-1 Pass-through Rate
           (or the Adjusted Weighted Average Loan Rate, if less)     8.35%
                                                                     -----
      (b)  Class M-1 Interest                                                $     194,833.33
                                                                              ---------------

12.   Amount applied to Unpaid Class M-1 Interest Shortfall                  $           0.00
                                                                              ---------------

13.   Remaining Unpaid Class M-1 Interest Shortfall                          $           0.00
                                                                              ---------------

Class M-2 Certificates
----------------------

14.   Amount Available less all preceding distributions                      $   8,904,195.94
                                                                              ---------------

    Interest on Class M-2 Adjusted Principal Balance

15.   Class M-2 Adjusted Principal Balance                                   $  28,000,000.00
                                                                              ---------------

16.   Current Interest
      (a)  Class M-2 Pass-through Rate
           (or the Adjusted Weighted Average Loan Rate, if less)     8.88%
                                                                     -----
      (b)  Class M-2 Interest                                                $     207,200.00
                                                                              ---------------

17.   Amount applied to Unpaid Class M-2 Interest Shortfall                  $           0.00
                                                                              ---------------

18.   Remaining Unpaid Class M-2 Interest Shortfall                          $           0.00
                                                                              ---------------

Class B-1 Certificates
----------------------

19.   Amount Available less all preceding distributions                      $   8,696,995.94
                                                                              ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-D
                                               MONTHLY REPORT       OCTOBER 1999
                                                        PAGE 3
                                             Distribution Date:    11/15/99
                                                               -----------------
                                                      CUSIP#    393505 2Y7 2Z4
                                                               -----------------
                                                                  3A8 3B6 3C4
                                                               -----------------
                                                                  3D2 3E0 3F7
                                                               -----------------
                                                                  3G5 3H3 3J9
                                                               -----------------
                                                 Trust Account:     3337701-0
                                                               -----------------

    Interest on Class B-1 Adjusted Principal Balance

20.   Class B-1 Adjusted Principal Balance                                   $  16,250,000.00
                                                                              ---------------

21.   Current Interest
      (a)  Class B-1 Pass-through Rate
           (Adjusted Weighted Average Loan Rate, if less)          10.374%
                                                                   -------
      (b)  Class B-1 Interest                                                $     140,481.25
                                                                              ---------------

22.   Amount applied to Unpaid Class B-1 Interest Shortfall                  $           0.00
                                                                              ---------------

23.   Remaining Unpaid Class B-1 Interest Shortfall                          $           0.00
                                                                              ---------------

Class A Certificates
--------------------

24.   Amount Available less all preceding distributions                      $   8,556,514.69
                                                                              ---------------

    Principal

25.   Class A-6 Lockout Percentage for such Payment Date                                0.00%
                                                                              ---------------

26.   Class A Principal Distribution:

      (a)  Class A-6 Lockout Pro Rata Distribution Amount                    $           0.00
                                                                              ---------------
      (b)  Balance of Senior Percentage of Formula Principal                 $           0.00
           Distribution Amount:                                               ---------------

          (i) Class A-1                                                      $   6,906,533.06
                                                                              ---------------
         (ii) Class A-2                                                      $           0.00
                                                                              ---------------
        (iii) Class A-3                                                      $           0.00
                                                                              ---------------
         (iv) Class A-4                                                      $           0.00
                                                                              ---------------
          (v) Class A-5                                                      $           0.00
                                                                              ---------------
         (vi) Class A-6                                                      $           0.00
                                                                              ---------------

27.   Class A Principal Balance:

      (a)  Class A-1 Principal Balance                                       $ 149,045,359.34
                                                                              ---------------
      (b)  Class A-2 Principal Balance                                       $  90,000,000.00
                                                                              ---------------
      (c)  Class A-3 Principal Balance                                       $  56,000,000.00
                                                                              ---------------
      (d)  Class A-4 Principal Balance                                       $  32,000,000.00
                                                                              ---------------
      (e)  Class A-5 Principal Balance                                       $  36,000,000.00
                                                                              ---------------
      (f)  Class A-6 Principal Balance                                       $  35,000,000.00
                                                                              ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-D
                                               MONTHLY REPORT       OCTOBER 1999
                                                         PAGE 4
                                              Distribution Date:    11/15/99
                                                                ----------------
                                                       CUSIP#    393505 2Y7 2Z4
                                                                ----------------
                                                                   3A8 3B6 3C4
                                                                ----------------
                                                                   3D2 3E0 3F7
                                                                ----------------
                                                                   3G5 3H3 3J9
                                                                ----------------
                                                  Trust Account:    3337701-0
                                                                ----------------

28.   Amount, if any, by which Class A Formula Principal Distribution Amount
      exceeds the amount distributed pursuant to item (26)                            $          0.00
                                                                                       --------------

Class M-1 Certificates
----------------------

29.   Amount Available less all preceding distributions                               $  1,649,981.63
                                                                                       --------------

    Principal

30.   Class M-1 Principal Distribution                                                $          0.00
                                                                                       --------------

31.   Class M-1 Principal Balance                                                     $ 28,000,000.00
                                                                                       --------------

32.   Amount, if any, by which the amount in clause (c) of the Class M-1 Formula
      Distribution Amount exceeds the amount distributed pursuant to item (30)        $          0.00
                                                                                       --------------

Class M-2 Certificates
----------------------

33.   Amount Available less all preceding distributions                               $  1,649,981.63
                                                                                       --------------

    Principal

34.   Class M-2 Principal Distribution                                                $          0.00
                                                                                       --------------

35.   Class M-2 Principal Balance                                                     $ 28,000,000.00
                                                                                       --------------

36.   Amount, if any, by which the amount in clause (c) of the Class M-2 Formula
      Distribution Amount (the "Class M-2 Formula Principal Distribution Amount")
      exceeds the amount distributed pursuant to item (34)                            $          0.00
                                                                                       --------------

    Class B Principal Distribution Tests
    (tests must be satisfied on and after the Payment Date occurring in August 2002)

37.   Average Sixty-Day Deliquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current Payment Date                                 0.35%
                                                                                       --------------
      (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic of ratios for
           this month and two preceding months; may not exceed 20%)                             0.14%
                                                                                       --------------

38.   Average Thirty-Day Delinquency Ratio Test

      (a)  Thirty-Day Delinquency Ratio for current Payment Date                                0.89%
                                                                                       --------------
      (b)  Average Thirty-Day Delinquency Ratio Test ( arithmetic average of
           ratios for this month and two preceding months; may not exceed 12%)                  0.58%
                                                                                       --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-D
                                               MONTHLY REPORT       OCTOBER 1999
                                                         PAGE 5
                                              Distribution Date:    11/15/99
                                                                ----------------
                                                       CUSIP#    393505 2Y7 2Z4
                                                                ----------------
                                                                   3A8 3B6 3C4
                                                                ----------------
                                                                   3D2 3E0 3F7
                                                                ----------------
                                                                   3G5 3H3 3J9
                                                                ----------------
                                                  Trust Account:    3337701-0
                                                                ----------------

39.   Cumulative Realized Losses Test

      (a)  Cumulative Realized Losses for current Payment Date (as a percentage
           of Cut-off Date Pool Principal Balance: may not exceed 7.5%.)                        0.00%
                                                                                       --------------

40.   Current Realized Losses Test

      (a)  Current Realized Losses for current Payment Date                           $          0.00
                                                                                       --------------
      (b)  Current Realized Loss Ratio (total Realized Losses for most recent six months, multiplied by 2, divided by arithmetic average of Pool
           Scheduled Principal Balance for sixth preceding Payment Date and
           for current Payment Date; may not exceed 2.0%)                                       0.00%
                                                                                       --------------

41.   Class B Principal Balance Test

      (a)  Class B Principal Balance plus Over-collateralization Adjustment
           Amount divided by Pool scheduled Principal Balance for prior
           Payment Date (must equal or exceed 14%)                                              7.06%
                                                                                       --------------

Class B-1 Certificates
----------------------

42.   Amount Available less all preceding distributions                               $  1,649,981.63
                                                                                       --------------

    Principal

43.   Class B-1 Principal Distribution                                                $          0.00
                                                                                       --------------

44.   Class B-1 Principal Balance                                                     $ 16,250,000.00
                                                                                       --------------

45.   Amount, if any, by which the amount in clause (c) of the Class B-1 Formula
      Distribution Amount exceeds the amount distributed pursuant to item (43)        $          0.00
                                                                                       --------------

Class M-1 Certificates
----------------------

46.   Amount Available less all preceding distributions                               $  1,649,981.63
                                                                                       --------------

    Liquidation Loss Interest

47.   Class M-1 Formula Liquidation Loss Interest Distribution Amount                 $          0.00
                                                                                       --------------

48.   Amount applied to Unpaid Class M-1 Liquidation Loss Interest Shortfall          $          0.00
                                                                                       --------------

49.   Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfall                  $          0.00
                                                                                       --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-D
                                               MONTHLY REPORT       OCTOBER 1999
                                                         PAGE 6
                                              Distribution Date:    11/15/99
                                                                ----------------
                                                       CUSIP#    393505 2Y7 2Z4
                                                                ----------------
                                                                   3A8 3B6 3C4
                                                                ----------------
                                                                   3D2 3E0 3F7
                                                                ----------------
                                                                   3G5 3H3 3J9
                                                                ----------------
                                                  Trust Account:    3337701-0
                                                                ----------------

Class M-2 Certificates
----------------------

50.   Amount Available less all preceding distributions                               $  1,649,981.63
                                                                                       --------------

    Liquidation Loss Interest

51.   Class M-2 Formula Liquidation Loss Interest Distribution Amount                 $          0.00
                                                                                       --------------

52.   Amount applied to Unpaid Class M-2 Liquidation Loss Interest Shortfall          $          0.00
                                                                                       --------------

53.   Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfall                  $          0.00
                                                                                       --------------

Class B-1 Certificates
----------------------

54.   Amount Available less all preceding distributions                               $  1,649,981.63
                                                                                       --------------

    Liquidation Loss Interest

55.   Class B-1 Formula Liquidation Loss Interest Distribution Amount                 $          0.00
                                                                                       --------------

56.   Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall          $          0.00
                                                                                       --------------

57.   Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                  $          0.00
                                                                                       --------------

Class B-2 Certificates
----------------------

58.   Amount Available less all preceding distributions                               $  1,649,981.63
                                                                                       --------------

    Interest

59.   Current Interest

      (a)  Class B-2 Pass-through Rate
           (or the Adjusted Weighted Average Loan Rate, if less)            11.361%
                                                                            -------
      (b)  Class B-2 Interest                                                         $    177,515.63
                                                                                       --------------

60.   Amount applied to Unpaid Class B-2 Interest Shortfall                           $          0.00
                                                                                       --------------

61.   Remaining Unpaid Class B-2 Interest shortfall                                   $          0.00
                                                                                       --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-D
                                               MONTHLY REPORT       OCTOBER 1999
                                                       PAGE 7
                                            Distribution Date:      11/15/99
                                                              ------------------
                                                     CUSIP#     393505 2Y7 2Z4
                                                              ------------------
                                                                  3A8 3B6 3C4
                                                              ------------------
                                                                  3D2 3E0 3F7
                                                              ------------------
                                                                  3G5 3H3 3J9
                                                              ------------------
                                                Trust Account:     3337701-0
                                                              ------------------

    Principal

62.   Class B-2 Principal Distribution                                                $          0.00
                                                                                       --------------

63.   Class B-2 Guaranty Payment                                                      $          0.00
                                                                                       --------------

64.   Class B-2 Principal Balance                                                     $ 18,750,000.00
                                                                                       --------------

65.   Amount, if any, by which Class B2 Formula Distribution Amount plus
      Class B-2 Liquidation Loss Principal Amount exceeds Class B2
      Distribution Amount                                                             $          0.00
                                                                                       --------------

Class A, Class M, and Class B Certificates
------------------------------------------

66.   Pool Scheduled Principal Balance                                                $489,045,359.34
                                                                                       --------------

67.   Pool Factors

      (a)  Class A-1 Pool Factor                                                            .93153350
                                                                                       --------------
      (b)  Class A-2 Pool Factor                                                           1.00000000
                                                                                       --------------
      (c)  Class A-3 Pool Factor                                                           1.00000000
                                                                                       --------------
      (d)  Class A-4 Pool Factor                                                           1.00000000
                                                                                       --------------
      (e)  Class A-5 Pool Factor                                                           1.00000000
                                                                                       --------------
      (f)  Class A-6 Pool Factor                                                           1.00000000
                                                                                       --------------
      (g)  Class M-1 Pool Factor                                                           1.00000000
                                                                                       --------------
      (h)  Class M-2 Pool Factor                                                           1.00000000
                                                                                       --------------
      (i)  Class B-1 Pool Factor                                                           1.00000000
                                                                                       --------------
      (j)  Class B-2 Pool Factor                                                           1.00000000
                                                                                       --------------

68.   Loans Delinquent:

      (a)  31-59 days                2,615,288.00       41
                                  ----------------   ---------
      (b)  60-89 days                1,138,673.00       19
                                  ----------------   ---------
      (c)  90 or more days             119,800.00        3
                                  ----------------   ---------

69.   Principal Balance of Defaulted Loans                                            $    465,747.13
                                                                                       --------------

70.   Number of Liquidated Loans and Net Liquidated Loss         #    0               $          0.00
                                                                   --------            --------------

71.   Number of Loans Remaining                                                                 8,374
                                                                                       --------------

72.   Pre-Funded                                                                      $          0.00
                                                                                       --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-D
                                               MONTHLY REPORT       OCTOBER 1999
                                                         PAGE 8
                                              Distribution Date:    11/15/99
                                                                ----------------
                                                       CUSIP#    393505 2Y7 2Z4
                                                                ----------------
                                                                   3A8 3B6 3C4
                                                                ----------------
                                                                   3D2 3E0 3F7
                                                                ----------------
                                                                   3G5 3H3 3J9
                                                                ----------------
                                                  Trust Account:    3337701-0
                                                                ----------------

Company
-------

73.   Monthly Servicing Fee (.50%)                                                    $    206,646.62
                                                                                       --------------

Company
-------

74.   Class B-2 Guaranty Fee (3.00%)                                                  $  1,239,879.73
                                                                                       --------------

Class C Subsidiary Certificates
-------------------------------

75.   Class C Subsidiary residual payment                                             $          0.00
                                                                                       --------------

Class C Master Certificates
---------------------------

76.   Class C Master Distribution Amount                                              $     25,939.65
                                                                                       --------------

Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 224-0444 with any questions regarding this Statement or your Distribution.